          As filed with the Securities and Exchange Commission on April 23, 2008

                                            1933 Act Registration No. 002-26342

                                            1940 Act Registration No. 811-01434
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-3

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 60 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 53 /X/

             Lincoln National Variable Annuity Fund A (Individual)
               (Exact Name of Registrant as Specified in Charter)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                          (Name of Insurance Company)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46801
          (Address of Insurance Company's Principal Executive Offices)

   Insurance Company's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                           Colleen E. Tonn, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b)

/x/  on April 30, 2008, pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on _______________ pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on _______________ pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered: Interests in a separate account under Individual flexible payment deferred variable annuity contracts.

Lincoln National Variable Annuity Fund A
Individual Variable Annuity Contracts
Home Office:

The Lincoln National Life Insurance Company
1300 South Clinton Street

Fort Wayne, IN 46801-2340
www.LFG.com

1-800-454-6265

This prospectus describes the individual variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with certain nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts purchase payments into the fixed account, we guarantee the principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Fund A (the Fund or Variable Annuity Account
(VAA)). The Fund is a segregated investment account of Lincoln Life. The main investment objective of the Fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. The Fund seeks to accomplish these objectives by investing in equity securities, primarily common stocks.

The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the Fund. If the Fund makes money, your contract value goes up; if the Fund loses money, it goes down. How much it goes up or down depends on the performance of the Fund. We do not guarantee how the Fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

This prospectus gives you information about the contracts, Lincoln Life and the Fund that you should know before deciding to buy a contract and make purchase payments. This prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, the Fund's annual or semi-annual reports, other information, and to make contractowner inquiries, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The Fund does not maintain an internet website. The SAI, material incorporated by reference, annual and semi-annual reports, and other information about Lincoln Life and the Fund are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.



April 30, 2008



                                                                               1


Table of Contents


Item                                                             Page
Special Terms                                                      3
Expense Tables                                                     4
Summary of Common Questions                                        4
Condensed Financial Information For The Fund                       5
The Lincoln National Life Insurance Company                        6
Fixed Side of the Contract                                         6
Fund A                                                             7
Charges and Other Deductions                                       8
The Contracts                                                      9
 Transfers On or Before the Annuity Commencement Date             11
 Market Timing                                                    11
 Death Benefit Before the Annuity Commencement Date               12
 Surrenders and Withdrawals                                       13
 Annuity Payouts                                                  15
More Information About The Fund                                   17
Federal Tax Matters                                               18
Additional Information                                            22
 Voting Rights                                                    22
 Distribution of the Contracts                                    22
 Other Information                                                24
 Legal Proceedings                                                24
Statement of Additional Information

Table of Contents for Lincoln National Variable Annuity Fund A    25

2


Special Terms

In this prospectus, the following terms have the indicated meanings:

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.



Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.



Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the contractowner to receive any death benefit paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner (you, your, owner) - The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian, (1) of a qualified pension or profit sharing plan or (2) of an Individual Retirement Annuity (under Sections 401 (a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred compensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if the contractowner or annuitant dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Participant - The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax sheltered annuity.

Purchase payments - Amounts paid into the contract.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.



                                                                               3


Expense Tables

Contractowner Transaction Expenses:

                                                                                            Single Premium     Periodic Premium
o   Sales load on purchase payments (as a percentage of purchase payments, as applicable)     2%+$50*                4.25%
o   Administrative expenses (as a percentage of purchase payments, as applicable)             $   65*                1.00%
o   Minimum death benefit rider (if elected)** (as a percentage of purchase payments)            .75%                 .75%

We may waive or reduce these charges in certain situations. See Charges and Other Deductions.

* This charge is deducted at the time of purchase of the contract and is a one-time charge.

** The minimum death benefit rider is no longer available for sale.

Fund A Annual Expenses (as a percentage of average net assets):


  o   Management fees                        0.323%
  o   Mortality and expense risk charge      1.002%
  o   Total Annual Expenses                  1.325%

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses and annual expenses and fees of the Fund.

The examples assume that you invest $1,000 in the contract for the time period indicated, and that your investment has a 5% annual return on assets. The examples also assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
      Single Premium   $154      $179      $205      $279
    Periodic Premium   $ 73      $ 99      $128      $210

For more information - See Charges and Other Deductions in this prospectus. Premium taxes may also apply, although they do not appear in the Examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

For information concerning compensation paid for the sale of the contacts, see Distribution of the Contracts.

Summary of Common Questions

What kind of contract is this? It is an individual variable annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities may only be purchased with a single payment; deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contracts are no longer being sold to new contractowners. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the Fund? It is a separate account we established under Indiana insurance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which we may conduct. See Fund A.

Who invests the money? The investment adviser for the Fund is Lincoln Life. The sub-adviser for the Fund is Delaware Management Company (DMC). See Fund A - Investment Adviser.

How is the money invested? The principal investment objective of the Fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. See Fund A - Investment Adviser.

4




How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.



What charges are there under the contract? We deduct sales load from each purchase payment (2% +$50 from a single payment, 4.25% from each periodic payment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

We also will deduct any applicable premium tax from purchase payments.

The Fund pays to us a management fee equal to an annual rate of 0.323%, and a mortality and expense risk charge equal to 1.002%, of the average daily net assets of the Fund. See Fund A - Investment Management.

For information about the compensation we pay in connection with premium payments under the contracts, see Distribution of the Contracts.

What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The Contracts - Periodic Purchase Payments.

How will my annuity payouts be calculated? If a contractowner decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the Fund benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if the contractowner or annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase payments (less Rider Premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit or the annuitant is 65 or older at the time of death, the beneficiary will receive the contract value. The beneficiary has options as to how the death benefit is paid. See Death Benefit Before the Annuity Commencement Date.

May contract value be transfered between the variable and the fixed side of the contract? Yes, with certain limits. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Condensed Financial Information For The Fund
(For an accumulation unit outstanding throughout the year)

Accumulation Unit Values

The following information relating to accumulation unit values and number of accumulation units for the Fund for periods ending December 31 is derived from the Fund's financial statements which have been audited by Ernst & Young, LLP, independent registered public accounting firm. It should be read along with the Fund's financial statements, notes and report of independent registered public accounting firm which are included in the SAI.

                                                                               5



                                                   2007        2006         2005         2004
                                               ----------- ------------ ------------ ------------
Investment Income ............................  $    .388    $   .354     $   .338     $   .343
Expenses .....................................       .297        .257         .239         .218
                                                ---------    --------     --------     --------
Net investment income (loss) .................       .091        .097         .099         .125
Net realized and unrealized gain (loss) on
 investments .................................      1.016       2.022         .732        1.642
                                                ---------    --------     --------     --------
Net increase (decrease) in
 accumulation unit value .....................      1.107       2.119         .831        1.767
Accumulation unit value at
 beginning of period .........................     21.262      19.143       18.312       16.545
                                                ---------    --------     --------     --------
ACCUMULATION UNIT VALUE AT
 END OF PERIOD ...............................     22.369    $ 21.262     $ 19.143     $ 18.312
                                                ---------    --------     --------     --------
                      RATIOS

Ratio of expenses to average net assets ......       1.32%       1.28%        1.28%        1.28%
Ratio of net investment income (loss) to
 average net assets ..........................        .43%        .48%         .53%         .73%
Portfolio turnover rate ......................      29.16%      28.83%       20.40%       38.72%
Number of accumulation units
 outstanding at end of year
 (expresed in thousands) .....................      2,912       3,330        3,689        4,103

                                                   2003         2002        2001        2000        1999         1998
                                               ------------ ----------- ----------- ----------- ------------ ------------
Investment Income ............................   $   .245    $   .253    $   .249     $  .265     $   .283     $   .301
Expenses .....................................       .184        .191        .228        .275         .256         .217
                                                 --------    --------    --------     -------     --------     --------
Net investment income (loss) .................       .061        .062        .021       (.010)        0.27         .084
Net realized and unrealized gain (loss) on
 investments .................................      3.612      (4.238)     (2.354)     (2.454)       3.106        3.028
                                                 --------    --------    --------     -------     --------     --------
Net increase (decrease) in
 accumulation unit value .....................      3.673      (4.176)     (2.333)     (2.464)       3.133        3.112
Accumulation unit value at
 beginning of period .........................     12.872      17.048      19.381      21.845       18.712       15.600
                                                 --------    --------    --------     -------     --------     --------
ACCUMULATION UNIT VALUE AT
 END OF PERIOD ...............................   $ 16.545    $ 12.872    $ 17.048     $19.381     $ 21.845     $ 18.712
                                                 --------    --------    --------     -------     --------     --------
                      RATIOS

Ratio of expenses to average net assets ......       1.27%       1.28%       1.28%       1.28%        1.28%        1.28%
Ratio of net investment income (loss) to
 average net assets ..........................        .42%        .41%        .12%       (.05)%        .14%         .49%
Portfolio turnover rate ......................      77.30%      60.26%      78.03%      66.67%       21.46%       31.10%
Number of accumulation units
 outstanding at end of year
 (expresed in thousands) .....................      4,466       4,747       5,305       5,787        6,366        7,176


Investment Results

At times, the fund may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. Performance is based on past performance and does not indicate or represent future performance.

Financial Statements



The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



The Lincoln National Life Insurance Company



The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract

The value of net purchase payments (gross purchase payments minus sales and administrative expenses) allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the Fund. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the Fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

6


Net Purchase Payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the Fund as a segregated investment account under Indiana Law. It is registered with the SEC as an open-end, diversified management investment company under the provisions of the Investment Company Act of 1940 (1940 Act). Diversified means not owning too great a percentage of the securities of any one company. The Fund is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Fund are, in accordance with the applicable contracts, credited to or charged against the Fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The Fund satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the Fund. Any investment gain or loss depends on the investment performance of the Fund. The contractowner assumes the full investment risk for all amounts placed in the Fund.

We reserve the right, within the law, to make certain changes to the structure and operation of the Fund at our discretion and without your consent. We may transfer the assets supporting the contracts from the Fund to another separate account, combine the Fund with other separate accounts and/or create new separate accounts, deregister the Fund under the 1940 Act, or operate the Fund as a management investment company under the 1940 Act or as any other form permitted by law. We may modify the provisions of the contracts to reflect charges to the Fund and to comply with applicable law.

The Fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance, and they offer different benefits.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

Investment Adviser and Sub-Adviser

We are the investment adviser for the Fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see The Lincoln National Life Insurance Company, above; and Management, in the SAI.

The current board of managers for the Fund was elected by the contractowners (See Voting rights). A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the 1940 Act. The Board is responsible for authorizing investment programs for the Fund, for recommending any appropriate changes to those objectives and policies, and for contracting for certain services necessary to the operation of the Fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we hire an investment sub-adviser to place orders for the purchase and sale of the assets of the Fund, and we monitor the investment sub-adviser. We also provide overall management of the Fund's business affairs, subject to the authority of the board of managers.

A sub-advisory agreement is in effect between Lincoln Life and Delaware Management Company (DMC), a series of Delaware Management Business Trust
(DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware statutory trust that is registered with the SEC as an investment adviser. DMBT is a wholly owned indirect subsidiary of Lincoln National Investments, Inc. and ultimately of Lincoln National Corporation. Under the sub-advisory agreement, DMC may perform substantially all of the investment advisory services required by the Fund. However, we remain primarily responsible for investment decisions affecting the Fund, and no additional compensation from the assets of the Fund is assessed as a result of this agreement.



A discussion regarding the basis for the Board of Managers approving the investment advisory contract and sub-advisory contract is available in the annual report to shareholders for the twelve month period ended December 31, 2007.



Portfolio Manager

A team consisting of Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla is responsible for the day-to-day management of the Fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis Morris, Director of Research/Senior Vice President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael

                                                                               7


Morris, Vice President/Portfolio Manager, served as Senior Equity Analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The Vanguard Group. All team members are CFA Charterholders.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Investment Objective and Policies

The primary investment objective of the Fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary invesment objective is the production of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the Fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversification means that we will keep the investments spread out over different industries, and different companies within each industry. We will not concentrate any more than 25% of the Fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity investments. These investment objectives and policies are "fundamental". That is, they may not be changed without approval by a majority of contractowners.

Risks

Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the Fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economic conditions.

We will not invest more than 10% of the Fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit investment in restricted securities because the Fund may not be able to sell them quickly at a reasonable price.

Other Information



For providing investment services to the Fund, we make deductions aggregating ..323% annually of the average daily value of the Fund. The Fund paid investment advisory fees of $245,405 in 2007, $242,119 in 2006, and $250,246 in 2005.



Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.

Our administrative costs include:
 o salaries;
 o rent;
 o postage;
 o stationery;
 o travel;
 o legal;
 o actuarial and accounting fees;
 o office equipment and
 o telephone.

The benefits we provide include:
 o death benefits;
 o annuity payout benefits and
 o cash surrender value benefits.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

8


 o the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value;

 o the risk that more owners than expected will qualify for reduced sales or administrative charges; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the Fund. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from Purchase Payments

Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. Under single payment contracts, we deduct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and administrative expenses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the Fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit. This death benefit is no longer available for purchase.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the Fund. The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 3.5%.

Deductions from Average Daily Value of the Fund

We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.



In return for the assumption of these risks, daily deductions aggregating 1.002% annually of the average daily value of the Fund are made consisting of 0.9% for mortality risk and 0.102% for expense risk.



We also deduct a management fee for investment advisory services equal to 0.323% annually of the average daily value of the Fund. See Fund A - Other Information.

Additional Information

The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures;
 o the performance of administrative or sales functions by the employer;
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

In accordance with the terms of the periodic payment contract, on each anniversary after the second anniversary, the terms of the contract, including the charges, may be modified. The contractowner will receive at least 90 days written notice of a modification to the contract, and no modification will affect any contract which has been annuitized prior to the effective date of the modification.

The Contracts

Purchase of Contracts

We no longer offer contracts for sale. However, existing contractowners can make purchase payments of at least $25 under the periodic contracts. The total of periodic purchase payments made in a single year must be at least $600.

                                                                               9


Periodic Purchase Payments

Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first. If you submit a purchase payment to your agent, we will not begin processing the purchase payment until we receive it from our agent's broker-dealer.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Purchase Payments

Purchase payments are placed into the Fund or into the fixed account, according to the contractowner's instructions. Purchase payments allocated to the Fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the Fund's investments perform, but also upon the expenses of the Fund.

Valuation of Accumulation Units

Purchase payments allocated to the Fund are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the Fund. The accumulation unit value for the Fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the Fund, fund expenses, and the deduction of certain contract charges. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

1. The total value of the Fund (determined by adding the values of all securities investments and other assets) at end of the valuation period; minus

2. The liabilities of the Fund at the end of the valuation period; these liabilities include daily charges imposed on the Fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the Fund; and

3. The result is divided by the number of Fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the Fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee multiplied by the number of calendar days in the valuation period.

The Fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the accumulation unit value may fluctuate on days that are not valuation dates.

The Fund typically values its securities investments as follows:
 o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
 o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
 o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, the Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund's board of managers. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate the accumulation unit value may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund

10


may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Valuation of Annuity Units. The value of an annuity unit for the period ending March 1, 1967 was established at $1. We determine the value of the annuity unit for any following valuation period by multiplying:

(a) the annuity unit value from the previous valuation period by;

(b) the net investment factor for the valuation period containing the 14th day prior to the last day of the current valuation period by;

(c) a factor to neutralize the assumed investment rate (AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.

Transfers On or Before the Annuity Commencement Date

The contractowner may transfer all or any part of the contract value from the Fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the Fund subject to the following restrictions:

(1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and

(2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Market Timing

Frequent, large, or short-term transfers between the Fund and the fixed side of the contract, such as those associated with "market timing" transactions, can affect the Fund and its investment returns. Such transfers may dilute the value of the Fund units, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Fund, and as a result, we discourage and strive not to accommodate such trading activity. As an effort to protect our contractowners and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures which have been approved by the Lincoln Life Separate Account Compliance Committee (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity between the Fund and the fixed side of the contract that may affect other contractowners or Fund shareholders.



In addition, the Fund adopted its own policies and procedures with respect to frequent purchases and redemptions of its respective shares. The Fund's policies and procedures may be more or less restrictive than the Market Timing Procedures we have adopted to discourage frequent transfers among the Fund and the fixed side of the contract. While we reserve the right to enforce the Fund's policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Fund. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Fund's ability to apply its restrictive disruptive trading policies and procedures. We cannot guarantee that the Fund (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Fund. In addition, if the Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.



Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, the Fund will notify us if it believes or suspects that there is market timing. Pursuant to the Fund's procedures, the Fund reviews periodic trade reports for unusual activity that may be suggestive of market timing. The Fund maintains guidelines for assessing unusual trading activity based upon a variety of factors.

                                                                              11


We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will investigate any patterns of trading behavior identified by the Fund that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (between the Fund and the fixed side of the contract) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery, for the remainder of the year. Overnight delivery submitted during this period will not be accepted. If overnight delivery is inadvertently accepted from a contractowner that has been identified as a market timer, we will reverse the transaction within 1 to 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Fund units and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently and uniformly to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the Fund in the future. If we modify our policy, it will be applied uniformly to all contractowners or as applicable to all contractowners investing in the Fund.



The Fund has reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of the Fund available through the VAA, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Fund's own policies and procedures on market timing. If the Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. The Fund also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Fund.



To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem units of the Fund, including any refusal or restriction on purchases or redemptions of Fund units as a result of the Fund's own policies and procedures on market timing activities. If the Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 to 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

Transfers After the Annuity Commencement Date

The contractowner may transfer all or a portion of the investment in the Fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers, but we reserve the right to impose a charge. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the Fund.

Death Benefit Before the Annuity Commencement Date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit is payable.

You should consider the following provisions carefully when designating the beneficiary, annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit paid upon a contractowner's or annuitant's death.

The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of the beneficiary revokes any previous designation. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.

12


Qualified Contracts. If the annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit. The minimum death benefit is equal to the total purchase payments applied minus any withdrawals, partial annuitizations, premium taxes incurred and rider premiums.

Nonqualified Contracts. Prior to the annuity commencement date, a death benefit equal to the contract value will be paid upon the death of the contractowner or annuitant.

If the contractowner or annuitant of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the death benefit will be paid as follows:

1. Upon the death of a nonannuitant contractowner, the death benefit shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the death benefit shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of the contract regarding death of annuitant will control, and the death benefit will be paid to the beneficiary. If the beneficiary is the surviving spouse of the contractowner, the surviving spouse may elect to continue the contract in his or her name as the new contractowner, and the contract will continue as though no death benefit had been payable.

General Information

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:

(1) proof, satisfactory to us, of the death;

(2) written authorization for payment; and

(3) our receipt of all required claim forms, fully completed.

If the death benefit becomes payable upon the death of the annuitant, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits. Notwithstanding any provision to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of the beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of a portion of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

Unless prohibited,

                                                                              13


surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.

Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.

We may terminate the contract if the frequency of purchase payments or the contract value falls below the contractowner's state's minimum standards.

Delay of Payments

Contract proceeds from the Fund will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the Fund cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. (see More information about the Fund-Valuing the Fund's assets). This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the Fund are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the Fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.

14


Annuity Payouts

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each annuity payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each annuity payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.

Annuity Options

Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:

 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not available as a fixed payout.)

Payouts Guaranteed for Designated Amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are exhausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issues in connection with Section 403(b) plans. (Not available as a fixed payout.)

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout.)

Annuity Settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the proceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

                                                                              15


If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):

 o the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;

 o the amount payable at the death of the payee under the unit refund life annuity; or

 o the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.

If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [See Assumed Investment Rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General Information

None of the options listed above currently provides withdrawal features, permitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.

The annuity commencement date must be at least one year from the effective date of the contract but before the annuitant's 85th birthday. You may change the annuity commencement date up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to the beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

Once you begin to receive annuity payouts, you cannot change the payout option, payout amount, or payout period. You may transfer from the Fund to the fixed side of the contract three times per contract year, but you may not transfer from the fixed side of the contract to the Fund after the annuity commencement date.

Assumed Investment Rate (AIR)

The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regulations permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the Fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the different AIRs:


                      Assumed Investment Rate
Annuity Unit Values        December 31
--------------------- ----------------------
                        3.5%    4.5%    5%
                      ------- ------- ------
  1998 .............. 6.353   4.699   4.045
  1999 .............. 7.167   5.250   4.500
  2000 .............. 6.144   4.458   3.801
  2001 .............. 5.221   3.751   3.184
  2002 .............. 3.808   2.710   2.289
  2003 .............. 4.730   3.334   2.803
  2004 .............. 5.057   3.531   2.954
  2005 .............. 5.108   3.532   2.941
  2006 .............. 5.483   3.755   3.111
  2007 .............. 5.572   3.779   3.117


16


Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with employer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, assume that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity contracts) has been made from the amount applied under this provision.

Immediate Annuity Contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annuity units by:

(a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for immediate variable annuity contracts, and then

(b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued.

This number of annuity units does not change during the annuity period, and we determine the dollar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More Information About The Fund

Restrictions

The investments of the Fund are subject to the provisions of the Indiana Insurance Law concerning earnings records, preferred stock overage, self-dealing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The Fund will not:

1. Invest more than 5% of the value of the Fund's assets in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

2. Acquire more than 10% of the voting securities of any one issuer.

3. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

4. Underwrite securities of other issuers.

5. Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties.

6. Purchase commodities or commodity contracts.

7. Make short sales of securities.

8. Make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

9. Invest in the securities of a company for the purpose of exercising management or control.

10. Place emphasis upon obtaining short-term trading profits, but it may engage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the Fund's portfolio turnover rates set forth in Condensed Financial Information for the Fund.) The securities markets in general have experienced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

                                                                              17


11. Plan to make investments in securities of other investment companies. However, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the Fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Custodian

All securities, cash and other similar assets of the Fund are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258.

The custodian shall:
 o receive and disburse money;
 o receive and hold securities;
 o transfer, exchange, or deliver securities;
 o present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.;
 o cause escrow and deposit receipts to be executed;
 o register securities; and
 o deliver to the Fund proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for the Fund.

Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.



Tax Deferral On Earnings



The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Contracts Not Owned By An Individual



If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.



Investments In The VAA Must Be Diversified



18




For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions



Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Loss Of Interest Deduction



After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.



Age At Which Annuity Payouts Begin



Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment Of Payments



We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders



You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.



Taxation Of Regular Income Payments



The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible.



Taxation Of Death Benefits



We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

                                                                              19




Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts



The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 59 1/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments



Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting A Contract



If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits



Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)



 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)


 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

20


We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts



The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:



 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 59 1/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will

                                                                              21


provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status



Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights

Contractowners who have interests in the Fund may cast votes. The number of votes the contractowners have the right to cast will be determined as follows:

 o in the accumulation period, the number of votes equals the number of accumulation units;
 o in the annuity payout period, the number of votes equals:

     (a) the amount of assets in the Fund established to meet the annuity obligations related to the annuitant divided by

     (b) the value of an accumulation unit.

Fractional shares will be recognized in determining the number of votes.

During the annuity period, every contractowner has the right to give instructions regarding all votes attributable to the assets established in the Fund to meet the annuity obligations related to that contractowner.

Whenever a meeting of the Fund is called, each contractowner having a voting interest in the Fund will receive proxy material, reports, and other materials.

Distribution of the Contracts



Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses


22


related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties,

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 5.10% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 5.10% of annuitized value/or ongoing annual compensation of up to 1.00 of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriters pays to Selling Firms, other than LFA, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.



These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the Statement of Additional Information (SAI).



Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Fund. All compensation is paid from our resources, which include fees and charges imposed on your contract.

State Regulation



As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.



                                                                              23


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and Reports



As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Fund. Certain records and accounts of the Fund may also be maintained by the Fund's subadviser and custodian. Also, accounts, books, and other documents are maintained by Mellon Bank, N.A. (the Fund's accounting services provider), 135 Santilli Highway, Everett, Massachusetts 02149-1950; and Delaware Services Company, Inc. (The Fund's fund accounting and financial administration oversight provider), One commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Fund, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the Fund, or to make inquiries. The Fund does not maintain an internet website.

Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

24


Statement of Additional Information

Table of Contents for Lincoln National Variable Annuity Fund A

Item                                             Page
Special terms                                    B-2
Investment Objectives and Policies of the Fund   B-2
Managers and Officers                            B-2
Proxy Voting Policies and Procedures             B-6
Investment Advisory and Related Services         B-6
Portfolio Managers                               B-6
Portfolio Transactions and Brokerage             B-6
Purchase and Pricing of Securities Being
Offered                                          B-7
Other Services                                   B-8
Principal Underwriter                            B-9
Determination of Accumulation Unit Value         B-9
Financial Statements                             B-9
Appendix A                                       B-10
Appendix B                                       B-11

For a free copy of the SAI complete the form below.

                Statement of Additional Information Request Card
         Lincoln National Variable Annuity Fund A (Individual or Group)

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Individual or Group).

                                 (Please Print)

Name:
      --------------------------------------------------------------------------


Address:
         -----------------------------------------------------------------------


City                                            State           Zip
     ------------------------------------------       ---------     ---------

Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801

Lincoln National Variable Annuity Fund A (Individual)
  (Registrant)

The Lincoln National Life Insurance Company
  (Insurance Company)

Statement of Additional Information (SAI)



This SAI should be read in conjunction with the prospectus of Lincoln National Variable Annuity Fund A (Individual) dated April 30, 2008. You may obtain a copy of the Fund A (Individual) prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.



Table of Contents



Item                                             Page
Special Terms                                    B-2
Investment Objectives and Policies of the Fund   B-2
Managers and Officers                            B-2
Proxy Voting Policies and Procedures             B-6
Investment Advisory and Related Services         B-6
Portfolio Managers                               B-6
Portfolio Transactions and Brokerage             B-6
Purchase and Pricing of Securities Being
Offered                                          B-7


Item                                             Page
Other Services                                   B-8
Principal Underwriter                            B-9
Determination of Accumulation Unit Value         B-9
Financial Statements                             B-9
Appendix A                                       B-10
Appendix B                                       B-11


This SAI is not a prospectus.


The date of this SAI is April 30, 2008.




Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.

Investment Objectives and Policies of the Fund

Portfolio Holdings Disclosure

The fund's board of managers has adopted policies and procedures designed to ensure that disclosure of information regarding the fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Fund vice president or the vice president's designees will make shareholder reports containing the fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A fund vice president or the vice president's designees may provide the fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the fund in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the fund. The Insurance Company may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A vice president of the fund or the vice president's designees may provide other portfolio information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign confidentiality agreements acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information to the fund. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the fund to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

A fund vice president or the vice president's designees may also provide portfolio holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but are not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the nonpublic information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the fund. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after SEC filings are made. Currently, the fund has no such arrangements with any third party.

A fund vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the fund's investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the fund; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The fund will disclose its portfolio holdings in public SEC filings. The fund's board of managers also may, on a case-by-case basis, authorize disclosure of the fund's portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, its investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the fund's portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the fund's prospectus and/or SAI.

The fund's board of managers exercises oversight of these policies and procedures. In this regard, fund management will inform the managers if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the fund's investment adviser and other fund affiliates, on the other. Moreover, the fund's Chief Compliance Officer will address the operation of the fund's procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

Managers and Officers

The board of managers oversees the management of the Fund and elects its officers. The members of the board of managers (the "managers") have the power to amend the bylaws of the Fund, and to exercise all the powers of the Fund except those granted to the contractowners. The managers hold their position until their successors are elected and qualify. The Fund's officers are re-elected

                                                                             B-2


annually and are responsible for the day-to-day operations of the Fund. Information pertaining to the managers and executive officers of the Fund is set forth below. Managers that are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Managers." Managers who are not interested persons are referred to as Independent Managers.

As used herein, the terms "Fund Complex" and "Family of Investment Companies" include thirty-one Lincoln VIP Funds and Lincoln National Variable Annuity Fund A.

Interested Managers

                                                                                             Number of
                                                                                              Funds in
                                                                       Principal                Fund
                         Position(s)        Term of Office           Occupation(s)            Complex             Other Board
Name, Address and         Held With         and Length of             During Past           Overseen by           Memberships
Date of Birth             the Fund           Time Served               Five Years             Manager           Held by Manager
---------------------- --------------- --------------------- ----------------------------- ------------- ---------------------------
Kelly D. Clevenger*    Chairman, and   Chairman since August Vice President, The Lincoln        32       Lincoln Retirement Services
1300 S. Clinton Street Manager         1995; Manager since   National Life Insurance                     Company, LLC
Fort Wayne, IN 46802                   November 1994         Company; Executive Vice
YOB: 1952                                                    President, Lincoln
                                                             Retirement Services
                                                             Company, LLC



* Kelly D. Clevenger, currently Chairman of the Fund, is an interested person of the Fund by reason of his being an officer of Lincoln Life.



Independent Managers






                                                                                             Number of
                                                                                              Funds in
                                                                       Principal                Fund
                          Position(s)      Term of Office            Occupation(s)            Complex            Other Board
Name, Address and          Held With        and Length of             During Past           Overseen by          Memberships
Date of Birth              the Fund          Time Served              Five Years              Manager          Held by Manager
------------------------ ------------- ------------------- ------------------------------- ------------- ---------------------------
Michael D. Coughlin      Advisory      Advisory Manager     Management Consultant,              32       Merrimack County Savings
1300 S. Clinton Street   Manager*      since November 2007  Owner of Coughlin                            Bank; Trustee of Merrimack
Fort Wayne, IN 46802                                        Associates                                   Bankcorp, MHC.
YOB: 1942

Nancy L. Frisby          Manager       Manager since April  Retired. Formerly: Senior           32       N/A
1300 S. Clinton Street                 1992                 Vice President and Chief
Fort Wayne, IN 46802                                        Financial Officer, Desoto
YOB: 1941                                                   Memorial Hospital

Elizabeth S. Hager       Advisory      Advisory Manager     State Represnetative, State         32       N/A
1300 S. Clinton Street   Manager*      since November 2007  of New Hampshire;
Fort Wayne, IN 46802                                        Executive Director, United
YOB: 1944                                                   Way of Merrimack County

Gary D. Lemon            Advisory      Advisory Manager     Professor of Economics              32       N/A
1300 S. Clinton Street   Manager*      since November 2004  and Management, DePauw
Fort Wayne, IN 46802                                        University
YOB: 1948

Thomas D. Rath           Advisory      Advisory Manager     Managing Partner, Rath,             32       Associated Grocers of New
1300 S. Clinton Street   Manager*      since November 2007  Young and Pignatelli                         England
Fort Wayne, IN 46802
YOB: 1945

Kenneth G. Stella        Manager       Manager since        President Emeritus, Indiana         32       Advisory Board of Harris
1300 S. Clinton Street                 February 1998        Health Association,                          Bank
Fort Wayne, IN 46802                                        Formerly, President,
YOB: 1943                                                   Indiana Hospital & Health
                                                            Association

David H. Windley         Manager       Manager since August Retired. Formerly: Director,        32       Meridian Investment
1300 S. Clinton Street                 2004                 Blue & Co., LLC                              Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943



* An Advisory Manager provides the Fund with information and advice about securities markets, political developments, economic and business factors and trends and provides other such advice as the Managers may request from time to time but shall not provide advice or make recommendations regarding the purchase or sale of securities. Each Advisory Manager will serve for such term as determined by the Board of Managers or until his or her earlier resignation or removal. An Advisory

B-3


Manager: (a) does not have the powers of a Manager; (b) may not vote at meetings of the Managers; and (c) may not take part in the operation or governance of the Fund. An Advisory Manager who is not an "interested" person of the Fund shall receive the same compensation as an Independent Manager of the Fund.

Officers Who Are Not Managers


                                                                                                     Number of
                                                                                                      Funds in
                                                                                Principal               Fund
                             Position(s)          Term of Office              Occupation(s)           Complex       Other Board
Name, Address and             Held With           and Length of                During Past          Overseen by     Memberships
Date of Birth                 the Fund             Time Served                 Five Years             Manager     Held by Manager
------------------------ ------------------ ------------------------- ---------------------------- ------------- ----------------
Kevin J. Adamson         Second Vice        Second Vice President     Second Vice President,            N/A      N/A
1300 S. Clinton Street   President          since May 2006            Director of Funds
Fort Wayne, IN 46802                                                  Management, The Lincoln
YOB: 1966                                                             National Life Insurance
                                                                      Company; Formerly:
                                                                      Director of Financial
                                                                      Operations, Swiss Re/
                                                                      Lincoln Re

William P. Flory, Jr.    Second Vice        Second Vice President     Second Vice President and         N/A      N/A
1300 S. Clinton Street   President and      since August 2007 and     Director of Separate
Fort Wayne, IN 46802     Chief Accounting   Chief Accounting          Account Operations and
YOB: 1961                Officer            Officer since May 2006    Mutual Fund
                                                                      Administration, The Lincoln
                                                                      National Life Insurance
                                                                      Company; Formerly:
                                                                      Second Vice President and
                                                                      Director of Corporate
                                                                      Procurement and Assistant
                                                                      Vice President of Separate
                                                                      Account Operations and
                                                                      Mutual Fund
                                                                      Administration, The Lincoln
                                                                      National Life Insurance
                                                                      Company
Cynthia A. Rose          Secretary          Secretary since           Secretary, Lincoln VIP            N/A      N/A
1300 S. Clinton Street                      February 1995             Trust; Formerly: Secretary
Fort Wayne, IN 46802                                                  and Assistant Vice
YOB: 1954                                                             President, The Lincoln
                                                                      National Life Insurance
                                                                      Company

Rise` C. M. Taylor       Vice President     Vice President since      Vice President and                N/A      N/A
1300 S. Clinton Street   and Treasurer      August 2003 and           Treasurer, The Lincoln
Fort Wayne, IN 46802                        Treasurer since May       National Life Insurance
YOB: 1967                                   2006; Formerly            Company; Vice President
                                            Assistant Treasurer       and Treasurer Lincoln Life
                                            since August 2003         & Annuity Company of
                                                                      New York

John (Jack) A.           Chief              Chief Compliance          Vice President for Fund           N/A      N/A
Weston                   Compliance         Officer since May 2007.   and Advisor Compliance,
One Granite Place        Officer                                      The Lincoln National Life
Concord, NH 46802                                                     Insurance Company;
YOB: 1959                                                             Formerly: Treasurer,
                                                                      Jefferson Pilot Variable
                                                                      Fund, Inc. and Jefferson
                                                                      Pilot Investment Advisory
                                                                      Corporation


Board Committees



The Board of managers has established an Audit Committee, which is responsible for overseeing the Fund's financial reporting process on behalf of the board of managers and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of managers in fulfilling the board's responsibility to contractowners of the Fund and others relating to oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Fund. The members of the Audit Committee include independent managers:
Nancy L. Frisby, Elizabeth S. Hagar, and David H. Windley. The Audit Committee met five times during the last fiscal year.



                                                                             B-4




Effective January 1, 2008, the board of managers established an Investment Committee, which is responsible for overseeing underperforming or troubled funds and for performing certain contract renewal tasks as requested by the board. The members of the Investment Committee are: Michael D. Coughlin, Gary D. Lemon and Thomas D. Rath.

On February 23, 2004, the board of managers established a Nominating and Governance Committee. The current members of the committee are: Nancy L. Frisby, Elizabeth S. Hager, Kenneth G. Stella and David H. Windley. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the board of managers. The Nominating and Governance Committee met two times during the last fiscal year. The Nominating and Governance Committee will accept shareholder manager nominations. Any such nominations should be sent to the Fund's Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company.



Ownership of Securities



As of December 31, 2007, the managers and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. As of December 31, 2007, the dollar range of equity securities owned beneficially by each manager in the Fund and in any registered investment companies overseen by the managers within the same family of investment companies as the Fund is as follows:



Interested Managers

                                                                         Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                                                         Companies Overseen by Manager in
Name of Manager       Dollar Range of Equity Securities in the Fund       Family of Investment Companies
-------------------- ----------------------------------------------- ----------------------------------------
Kelly D. Clevenger                         None                                 $10,001-$50,000

Independent Managers


                                                                         Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                                                         Companies Overseen by Manager in
Name of Manager       Dollar Range of Equity Securities in the Fund       Family of Investment Companies
-------------------- ----------------------------------------------- ----------------------------------------
Nancy L. Frisby                            None                                    Over $100,000
Elizabeth S. Hager                         None                                   $10,001-$50,000
Gary D. Lemon                              None                                   $10,001-$50,000
Kenneth G. Stella                          None                                    Over $100,000
David H. Windley                           None                                  $50,001-$100,000


No Independent Manager, nor any of his or her immediate family members, owned securities beneficially or of record in the Company, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company. Further, during the two most recently completed calendar years, no Independent Manager, nor any of his or her immediate family members, held any direct or indirect interest or relationship, the value of which exceeds $60,000, in or with the Company, or in or with any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company.

Remuneration of Certain Affiliated Persons

No manager or officer of the Fund received from the Fund compensation in excess of $60,000 for the most recently completed fiscal year. Lincoln Life pays all expenses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).

Code of Ethics



The Fund has adopted a Code of Ethics that has been approved by the Fund's board of managers, which regulates the personal securities tranactions of the Fund's "Access Persons" as defined by Rule 17j-1 under the 1940 Act. Access Persons are required to follow the guidelines established by the Fund's Code of Ethics in connection with their personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's adviser, sub-adviser and principal underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's board of managers is required to review and approve the Codes of Ethics for its adviser, sub-adviser and principal underwriter.



The Codes of Ethics for the Fund, adviser, sub-adviser and principal underwriter can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies

B-5


are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Control of the Fund

The Insurance Company held of record more than 25% of the Fund's outstanding units.

Proxy Voting Policies and Procedures

The board of managers has delegated to the Fund's sub-adviser the responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the sub-adviser's proxy voting policies and procedures. A summary of the proxy voting policies and procedures to be followed by the Fund and the sub-adviser on behalf of the Fund, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http:// www.sec.gov.

Investment Advisory and Related Services
This information is disclosed in the Prospectus.

Portfolio Managers

Information regarding each portfolio manager's other accounts managed, material conflicts of interests, compensation, and any ownership of securities of the Fund is attached hereto as Appendix B.

Portfolio Transactions and Brokerage

The sub-adviser places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The sub-adviser will customarily deal with principal market makers in purchasing over-the-counter securities. In the allocation of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services - so long as there is no sacrifice in getting the best price and execution.

Consistent with the policy of seeking best price and execution for the transaction size and the risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the sub-adviser considers each firm's financial responsibility and reputation, range and quality of the service made available to the fund and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the sub-adviser. In accordance with this policy, the sub-adviser does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.

Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the sub-adviser provides investment advice (including affiliates of the sub-adviser). On occasions when the sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the sub-adviser, the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the Fund. In some instances, the procedures may impact the price and size of the position obtainable for the Fund.



The sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the sub-adviser's clients; in addition, the sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2007, the sub-adviser directed transactions totaling approximately $37,417,938 to these brokers and paid commissions of approximately $39,256 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the sub-adviser's clients and not solely or necessarily for the benefit of the Fund. The sub-adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee payable to the adviser or the sub-adviser by an amount that might be attributable to the value of such services.

The Fund paid brokerage fees of $45,781 in 2007; $48,948 in 2006; and $37,918 in 2005.



                                                                             B-6


No Commission to Finance Distribution

The 1940 Act permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund units. Accordingly, the Fund maintains, among other policies, a policy that prohibits it from directing to a broker-dealer in consideration for the promotion or sale of Fund units: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Fund has also established other policies and procedures designed to ensure that its brokerage commissions are not used to finance the distribution of Fund units.

Commission Recapture Program

The Fund has entered into a commission recapture program with Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the Fund. If DMC, the sub-adviser, does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. The board of managers, with the assistance of Russell, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.

Purchase and Pricing of Securities Being Offered

Offering to Public; Sales Load
This information is disclosed in the Prospectus.

General Formulas for Determining Value of the Accumulation Unit

The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.


                              Investment Income + Capital Gains - Capital Losses -
                              Taxes

Gross Investment Rate     =

                              Value of Fund at Beginningof Valuation Period

Net Investment Rate       =   Gross Investment Rate - .0000363 (for a one day Valuation
                              Period)

Net Investment Factor     =   Net Investment Rate + 1.00000000
                              Accumulation Unit Value

Accumulation Unit Value   =                                 x   Net Investment Factor
                              on Preceding Valuation Date


Calculation of Accumulation Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).

The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14%
(.0014). The net investment rate for the valuation period is determined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.

The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

B-7


General Formulas for Determining Dollar Amount of Annuity Payments


                                                             Dollar Amount of First Monthly Payment

Number of Annuity Units   =

                                                 Annuity Unit Value on Date of First Payment
                              Value of Annuity Unit         Factor to                 Net Investment Factor
Annuity Unit Value        =   on Preceding              x   Neutralize            x   for 14th Day Preceding
                              Valuation Date                AIR                       Current Valuation Date
Dollar Amount of                                            Annuity Unit Value
Second and Subsequent     =   Number of Annuity Units   x   for Period in which
Annuity Payment                                             Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a contractowner or participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the contractowner or participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1.000 of value applies; the contractowner's or participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.

Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a one day valuation period) to neutralize the assumed investment rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value of 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

Other Services

Custodian

This information is disclosed in the Prospectus.

Independent Registered Public Accounting Firm



The financial statements of the Fund, and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records



All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Fund or the Company. For example, some books, records and other documents are maintained by DMC, the sub-adviser, and the Fund's custodian, Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258. Some books, records, and other documents are maintained by Mellon Bank, N.A. (the Fund's accounting services provider), 2005 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103 and Delaware Services Company, Inc. ( the Funds' fund accounting and financial administration oversight provider), One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. No separate charge against the assets of the Fund is made by the Company for these services.



                                                                             B-8


Principal Underwriter



Lincoln Financial Distributors ("LFD") serves as Principal Underwriter (the "Principal Underwriter") for the variable annuity contracts as described in the prospectus. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA") also an affiliate of ours.

The Principal Underwriter anticipates continuing to accept payments under the contracts, but reserves the right to discontinue accepting such payments. The contracts are no longer being sold. The Prinicipal Underwriter paid approximately $53,436 in 2007; 462,251 in 2006; and $35,892 in 2005 as sales compensation with respect to the contracts. The Principal Underwriter did not retain any underwriting commissions from the sale of the variable annuity contracts during the past three fiscal years.



Determination of Accumulation Unit Value

A description of the days on which the Fund's accumulation unit values will be determined is given in the Prospectus. The New York Stock Exchange is generally closed on New Year's Day, Martin Luther King's birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also be closed on other days.

Financial Statements



Financial statements of the VAA, and consolidated financial statements of Lincoln Life appear on the following pages.



B-9


Appendix A

Delaware Management Company

The Fund has formally delegated to the manager the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the manager will vote such proxies pursuant to its Proxy Voting Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interest of the Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other clients of the Manager and vote proxies generally in accordance with the procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Fund's website at delawareinvestment.com: and (ii) on the SEC's website at http:www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote reincorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

                                                                            B-10


Appendix B

Portfolio Managers

The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers against one another. Each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed



The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2007:




                                                      Registered                    Other Pooled
                                                 Investment Companies           Investment Vehicles
                                            ------------------------------ ------------------------------
                                             Number of   Total Assets* in   Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts      Accounts     the Accounts
------------------------------------------- ----------- ------------------ ----------- ------------------
Delaware Management
Christopher Adams .........................     8             3,500            0               0
Francis Morris ............................     8             3,500            0               0
Michael Morris ............................     8             3,500            0               0
Donald Padilla ............................     8             3,500            0               0

                                                    Other Accounts
                                            ------------------------------
                                              Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager    Accounts**     the Accounts
------------------------------------------- ------------ -----------------
Delaware Management
Christopher Adams .........................     20             1,100
Francis Morris ............................     20             1,100
Michael Morris ............................     17             1,100
Donald Padilla ............................     23             1,100


*  in millions of dollars



** Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.



Other Accounts Managed with Performance-Based Advisory Fees



The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2007:



                                                  Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers       With Incentive Fees      Total Assets
--------------------------------------------    ---------------------    -------------
Delaware Management Company (Francis X.                   0                     0
 Morris, Christopher S. Adams, Michael S.
 Morris, Donald G. Padilla)

Material Conflicts of Interest



Individual portfolio managers may perform investment management services for other accounts similar to those provided to the fund and the investment action for each account and fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.



Compensation Structures and Methods

Each portfolio manager's compensation consists of the following:

Base Salary

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.



Bonus - Mr. Francis Morris, Mr. Adams, Mr. Michael Morris and Mr. Padilla:

The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and


B-11




the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share.

Due to transitioning of responsibilities of this team during the year, 100% of their bonuses for the prior year were subjective, determined in part based on performance of the funds managed as compared to the appropriate Lipper peer groups for a one-year period. It is anticipated that going forward an objective component will be added in a manner similar to that described above (see description under Beck, Madden and Hughes).

DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of the Manager with a more direct means of participating in the growth of the

Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.



Beneficial Interest of Portfolio Managers

Information regarding securities of the Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of the Fund, a portfolio manager would need to own a Lincoln Life variable annuity contract. Portfolio Managers are not required to own securities of the Fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.



As of the Fund's fiscal year ended December 31, 2007, no portfolio manager of the Fund beneficially owned securities of the Fund.

                    LINCOLN NATIONAL VARIABLE ANNUITY FUND A

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

STATEMENT OF NET ASSETS
DECEMBER 31, 2007

                                                                         FAIR
                                                          NUMBER OF     VALUE
                                                           SHARES      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK--98.37%
   AEROSPACE & DEFENSE--4.68%
      DRS Technologies                                       9,600    $  520,992
      General Dynamics                                       4,400       391,556
      Goodrich                                               9,800       691,978
      Northrop Grumman                                       9,000       707,760
      United Technologies                                   12,800       979,712
                                                                      ----------
                                                                       3,291,998
   BEVERAGES--1.63%
      PepsiCo                                               15,100     1,146,090
                                                                      ----------
                                                                       1,146,090
   BIOTECHNOLOGY--2.85%
   +  Amgen                                                 12,400       575,856
   +  Genentech                                              7,600       509,732
   +  Gilead Sciences                                       16,400       754,564
   +  Vertex Pharmaceuticals                                 7,100       164,933
                                                                      ----------
                                                                       2,005,085
   CAPITAL MARKETS--3.23%
      Bank of New York Mellon                               18,800       916,688
      Bear Stearns                                           4,000       353,000
      Blackstone Group                                      14,500       320,885
      Morgan Stanley                                        12,800       679,808
                                                                      ----------
                                                                       2,270,381
   CHEMICALS--3.52%
      Cytec Industries                                       5,100       314,058
      Dow Chemical                                          15,200       599,184
      duPont (E.I.) deNemours                               11,700       515,853
      Lubrizol                                               8,600       465,776
      Monsanto                                               5,200       580,788
                                                                      ----------
                                                                       2,475,659
   COMMERCIAL BANKS--0.92%
      U.S. Bancorp                                          20,400       647,496
                                                                      ----------
                                                                         647,496
   COMMERCIAL SERVICES & SUPPLIES--1.12%
      Manpower                                               2,800       159,320
      Republic Services                                     12,700       398,145
      Robert Half International                              8,400       227,136
                                                                      ----------
                                                                         784,601
   COMMUNICATIONS EQUIPMENT--4.67%
   +  Cisco Systems                                         48,000     1,299,360
      Corning                                               32,000       767,680
      Motorola                                              31,700       508,468
      QUALCOMM                                              18,000       708,300
                                                                      ----------
                                                                       3,283,808
   COMPUTERS & PERIPHERALS--4.20%
   +  EMC                                                   38,300       709,699
      Hewlett-Packard                                       20,000     1,009,600
      International Business Machines                       11,400     1,232,340
                                                                      ----------
                                                                       2,951,639
   CONSTRUCTION & ENGINEERING--0.54%
      Fluor                                                  2,600       378,872
                                                                      ----------
                                                                         378,872

Variable Annuity Fund

                                                                         FAIR
                                                          NUMBER OF     VALUE
                                                           SHARES      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
   CONSUMER FINANCE--0.67%
      Capital One Financial                                 10,000    $  472,600
                                                                      ----------
                                                                         472,600
   DIVERSIFIED FINANCIALS SERVICES--4.47%
      Bank of America                                       28,400     1,171,784
      CIT Group                                             13,400       322,002
      Citigroup                                             20,200       594,688
      JPMorgan Chase                                        24,200     1,056,330
                                                                      ----------
                                                                       3,144,804
   DIVERSIFIED TELECOMMUNICATIONS SERVICES--2.86%
      AT&T                                                  11,100       461,316
      Embarq                                                 5,000       247,650
   +  Qwest Communications International                    41,900       293,719
      Verizon Communications                                23,100     1,009,239
                                                                      ----------
                                                                       2,011,924
   ELECTRIC UTILITIES--2.59%
      Exelon                                                 6,500       530,660
      FirstEnergy                                            7,100       513,614
      PPL                                                   14,900       776,141
                                                                      ----------
                                                                       1,820,415
   ELECTRICAL EQUIPMENT--0.45%
   +  Thomas & Betts                                         6,500       318,760
                                                                      ----------
                                                                         318,760
   ENERGY EQUIPMENT & SERVICES--2.63%
      Halliburton                                           14,500       549,695
   +  National Oilwell Varco                                 7,700       565,642
      Schlumberger                                           7,500       737,775
                                                                      ----------
                                                                       1,853,112
   FOOD & STAPLES RETAILING--1.13%
      CVS Caremark                                          20,000       795,000
                                                                      ----------
                                                                         795,000
   HEALTH CARE EQUIPMENT & SUPPLIES--2.29%
   +  Gen-Probe                                              6,400       402,752
   +  Hologic                                                7,100       487,344
      Medtronic                                             14,400       723,888
                                                                      ----------
                                                                       1,613,984
   HEALTH CARE PROVIDERS & SERVICES--3.34%
   +  Express Scripts                                       11,300       824,900
      UnitedHealth Group                                    14,300       832,260
   +  WellPoint                                              7,900       693,067
                                                                      ----------
                                                                       2,350,227
   HOTELS, RESTAURANTS & LEISURE--2.71%
      Burger King Holdings                                  22,700       647,177
      Marriott International Class A                        12,900       440,922
      McDonald's                                            13,900       818,849
                                                                      ----------
                                                                       1,906,948
      HOUSEHOLD DURABLES--1.23%
      Fortune Brands                                         6,600       477,576
   +  Jarden                                                16,400       387,204
                                                                      ----------
                                                                         864,780

Variable Annuity Fund

                                                                         FAIR
                                                          NUMBER OF     VALUE
                                                           SHARES      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
   HOUSEHOLD PRODUCTS--2.48%
      Procter & Gamble                                      23,800    $1,747,396
                                                                      ----------
                                                                       1,747,396
   INDUSTRIAL CONGLOMERATES--2.43%
      General Electric                                      26,100       967,527
      Textron                                               10,400       741,520
                                                                      ----------
                                                                       1,709,047
   INSURANCE--5.32%
      AFLAC                                                  9,700       607,511
      American International Group                          17,800     1,037,740
      Berkley (W.R.)                                        15,500       462,055
      Everest Re Group                                       3,300       331,320
      Hanover Insurance Group                                7,800       357,240
      MBIA                                                   9,400       175,122
      Prudential Financial                                   8,300       772,232
                                                                      ----------
                                                                       3,743,220
   INTERNET SOFTWARE AND SERVICES--1.95%
   +  Digital River                                          5,900       195,113
   +  Google Class A                                         1,700     1,175,516
                                                                      ----------
                                                                       1,370,629
   IT SERVICES--0.21%
   +  VeriFone Holdings                                      6,500       151,125
                                                                      ----------
                                                                         151,125
   MACHINERY--2.52%
      Caterpillar                                           11,300       819,928
      Deere & Co                                            10,200       949,824
                                                                      ----------
                                                                       1,769,752
   MEDIA--2.89%
   +  Comcast Class A                                       16,000       292,160
   +  Comcast Special Class A                                9,000       163,080
      Disney (Walt)                                         16,700       539,076
      Time Warner                                           33,800       558,038
   +  Viacom Class B                                        10,900       478,728
                                                                      ----------
                                                                       2,031,082
   METALS & MINING--1.72%
      Freeport-McMoRan Copper & Gold                         6,900       706,836
      Steel Dynamics                                         8,500       506,345
                                                                      ----------
                                                                       1,213,181
   MULTILINE RETAIL--0.63%
      Macy's                                                17,200       444,964
                                                                      ----------
                                                                         444,964
   OIL, GAS & CONSUMABLE FUELS--9.38%
      Chevron                                                7,200       671,976
      ConocoPhillips                                        14,800     1,306,840
      EOG Resources                                          6,100       544,425
      Exxon Mobil                                           26,100     2,445,309
      Occidental Petroleum                                  15,000     1,154,850
      St. Mary Land & Exploration                           12,400       478,764
                                                                      ----------
                                                                       6,602,164
   PHARMACEUTICALS--5.34%
      Johnson & Johnson                                     23,300     1,554,110
      Merck                                                 18,800     1,092,468

Variable Annuity Fund

                                                                         FAIR
                                                          NUMBER OF     VALUE
                                                           SHARES      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
      Pfizer                                                17,800   $   404,594
      Wyeth                                                 16,000       707,040
                                                                     -----------
                                                                       3,758,212
   REAL ESTATE--0.62%
      Developers Diversified Realty                          5,200       199,108
      Host Hotels & Resorts                                 13,700       233,448
                                                                     -----------
                                                                         432,556
   ROAD & RAIL--0.81%
      Norfolk Southern                                      11,300       569,972
                                                                     -----------
                                                                         569,972
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.18%
      Applied Materials                                     23,600       419,136
      Intel                                                 41,500     1,106,390
      Texas Instruments                                     21,300       711,420
                                                                     -----------
                                                                       2,236,946
   SOFTWARE--2.92%
      Microsoft                                             57,800     2,057,680
                                                                     -----------
                                                                       2,057,680
   SPECIALTY RETAIL--1.82%
      Abercrombie & Fitch Class A                            7,500       599,775
      Best Buy                                              12,900       679,185
                                                                     -----------
                                                                       1,278,960
   TEXTILES, APPAREL & LUXURY GOODS--1.38%
   +  Coach                                                 11,200       342,496
      NIKE Class B                                           6,200       398,288
      Phillips-Van Heusen                                    6,300       232,218
                                                                     -----------
                                                                         973,002
   THRIFT & MORTGAGE FINANCE--0.40%
      Washington Mutual                                     20,700       281,727
                                                                     -----------
                                                                         281,727
   TOBACCO--0.45%
      Altria Group                                           4,200       317,436
                                                                     -----------
                                                                         317,436
   WIRELESS TELECOMMUNICATION SERVICES--0.19%
   +  MetroPCS Communications                                7,000       136,150
                                                                     -----------
                                                                         136,150
         TOTAL COMMON STOCK
            (Cost $48,809,803)                                        69,213,384
                                                                     -----------

                                                          PRINCIPAL      FAIR
                                                           AMOUNT       VALUE
                                                           (U.S. $)    (U.S. $)
--------------------------------------------------------------------------------
# DISCOUNTED COMMERCIAL PAPER--0.99%
      BNP Paribas Canada 3.95% 1/2/08                      $695,000  $   694,924
                                                                     -----------
         TOTAL DISCOUNTED COMMERCIAL PAPER
            (Cost $694,924)                                              694,924
                                                                     -----------
         TOTAL VALUE OF SECURITIES
            (Cost $49,504,727)                                99.36% $69,908,308
                                                           --------  -----------
         RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       0.64%     452,184
                                                           --------  -----------
         NET ASSETS                                          100.00% $70,360,492
                                                           ========  ===========

Variable Annuity Fund

                                                                         FAIR
                                                                        VALUE
                                                                       (U.S. $)
--------------------------------------------------------------------------------
NET ASSETS ARE REPRESENTED BY:
   VALUE OF ACCUMULATION UNITS:
      2,911,802 units at $22.369 unit value                          $65,134,099

   ANNUITY RESERVES:
      57,159 units at $22.369 unit value                               1,278,590
      127,679 units at $30.920 unit value                              3,947,803
                                                                     -----------
Total net assets                                                     $70,360,492
                                                                     ===========

+    Non-income producing security for the year ended December 31, 2007.

#    The interest rate shown is the effective yield at the time of purchase.

See accompanying notes

Variable Annuity Fund

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends                                                                         $1,246,197
   Interest                                                                              46,786
                                                                                     ----------
                                                                                      1,292,983
                                                                                     ----------
EXPENSES:
   Investment management services                                      $   245,405
   Mortality and expense guarantees                                        723,965      969,370
                                                                       -----------   ----------
NET INVESTMENT INCOME                                                                   323,613
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                      6,926,244
   Net change in unrealized appreciation/depreciation of investments    (3,223,139)   3,703,105
                                                                       -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $4,026,718
                                                                                     ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED
                                                                            12/31/07      12/31/06
---------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
   Net investment income                                                  $    323,613  $   362,290
   Net realized gain on investments                                          6,926,244    5,157,584
   Net change in net unrealized appreciation/depreciation of investments    (3,223,139)   2,413,325
                                                                          ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         4,026,718    7,933,199
   Net decrease from equity transactions                                   (10,376,303)  (7,146,219)
                                                                          ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (6,349,585)     786,980
   Net assets, at beginning of year                                         76,710,077   75,923,097
                                                                          ------------  -----------
NET ASSETS, AT END OF YEAR                                                $ 70,360,492  $76,710,077
                                                                          ============  ===========

See accompanying notes

Variable Annuity Fund

FINANCIAL HIGHLIGHTS--SELECTED PER UNIT DATA AND RATIOS

The following is selected financial data for an accumulation unit outstanding throughout each period:

                                                                     YEAR ENDED DECEMBER 31,

                                                             2007     2006     2005     2004     2003
------------------------------------------------------------------------------------------------------
Investment income                                          $ 0.388  $ 0.354  $ 0.338  $ 0.343  $ 0.245
Expenses                                                    (0.297)  (0.257)  (0.239)  (0.218)  (0.184)
                                                           -------  -------  -------  -------  -------
Net investment income                                        0.091    0.097    0.099    0.125    0.061
Net realized and unrealized gain on investments              1.016    2.022    0.732    1.642    3.612
                                                           -------  -------  -------  -------  -------
Increase in accumulation unit value                          1.107    2.119    0.831    1.767    3.673
Accumulation unit value at beginning of period              21.262   19.143   18.312   16.545   12.872
                                                           -------  -------  -------  -------  -------
Accumulation unit value at end of period                   $22.369  $21.262  $19.143  $18.312  $16.545
                                                           =======  =======  =======  =======  =======
Net assets, end of period (000 omitted)                    $70,360  $76,710  $75,923  $80,883  $79,708
Ratio of expenses to average net assets                       1.32%    1.28%    1.28%    1.28%    1.27%
Ratio of net investment income to average net assets          0.43%    0.48%    0.53%    0.73%    0.42%
Total investment return                                       5.21%   11.07%    4.54%   10.68%   28.54%
Portfolio turnover rate                                      29.16%   28.83%   20.40%   38.72%   77.30%
Number of accumulation units outstanding at end of period
   (expressed in thousands):
   Accumulation units                                        2,912    3,330    3,689    4,103    4,466
   Reserve units                                               185      220      214      245      278

Variable Annuity Fund

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

THE FUND--The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln
Life). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

INVESTMENTS--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Managers.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

FEDERAL INCOME TAXES--Operations of the Fund form a part of, and are taxed with, operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

INCOME--Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

ANNUITY RESERVES--Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5.0%, or 6.0%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5.0%, or 6.0%.

USE OF ESTIMATES--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER--Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $92 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

2. INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 2007 amounted to $21,802,649 and $31,681,214, respectively.

3. EXPENSES/SALES CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Lincoln Life is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. Lincoln Life is a direct wholly-owned subsidiary of Lincoln National Corportation (LNC). For its services, Lincoln Life receives an investment management services fee at the rate of 0.000885% of the current value of the Fund per day (0.323% on an annual basis) and for mortality and expense guarantees at the rate of 0.002745% of the current value of the Fund per day (1.002% on an annual basis). In prior years, retired employees of Lincoln Life invested in Fund A at lower expense levels. As of December 31, 2007, $3,947,803 of such remains in the

Variable Annuity Fund

Fund at a unit value of $30.920. Lincoln Life retained $1,949 from the proceeds of the sale of annuity contracts during the year ended December 31, 2007 for sales and administrative charges. Accordingly, Lincoln Life is responsible for all sales, general, and administrative expenses applicable to the Fund.

Delaware Management Company (the "Sub-advisor") is responsible for the day-to-day management of the Fund's investment portfolio. The Sub-advisor is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of LNC. For its services, the Sub-advisor is paid directly by Lincoln Life, not the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2007, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. NET ASSETS

Net assets at December 31, 2007 consisted of the following:

Equity transactions                           $ (252,460,453)
Accumulated net investment income                 76,507,225
Accumulated net realized gain on investments     225,910,139
Net unrealized appreciation of investments        20,403,581
                                              --------------
Net assets                                    $   70,360,492
                                              ==============

5. SUMMARY OF CHANGES IN EQUITY TRANSACTIONS

                                     YEAR ENDED DECEMBER 31, 2007  YEAR ENDED DECEMBER 31, 2006

                                         UNITS        AMOUNT           UNITS        AMOUNT
-----------------------------------------------------------------------------------------------
Accumulation Units:
   Balance at beginning of period      3,329,581  $(225,460,798)     3,689,070  $(218,921,842)
   Contract purchases                      9,844        223,007         17,101        949,356
   Terminated contracts                 (427,623)    (9,564,266)      (376,590)    (7,488,312)
                                       ---------  -------------      ---------  -------------
Balance at end of period               2,911,802  $(234,802,057)     3,329,581  $(225,460,798)
                                       =========  =============      =========  =============
Annuity Reserves:
   Balance at beginning of period        220,073  $ (16,623,352)       214,100  $ (16,016,089)
   Net annuity purchases (payments)      (35,235)    (1,035,044)         5,973       (607,263)
                                       ---------  -------------      ---------  -------------
Balance at end of period                 184,838  $ (17,658,396)       220,073  $ (16,623,352)
                                       =========  =============      =========  =============

6. CREDIT RISK

The Fund may invest in securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, which exempts from registration transactions by an issuer not involving any public offering. There were no
Section 4(2) securities at December 31, 2007.

Variable Annuity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Variable Annuity Fund A at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 13, 2008

Variable Annuity Fund

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

                    Lincoln National Variable Annuity Fund A

                           PART C - OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)  List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Net Assets - December 31, 2007

     Statement of Operations - Year ended December 31, 2007

     Statements of Changes in Net Assets - Years ended December 31, 2007 and
     2006

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2007 and 2006

     Consolidated Statements of Income - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Cash Flows - Years ended December 31, 2007, 2006, and 2005

     Notes to Consolidated Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b)  List of Exhibits for Fund A (Individual)

(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 2-26342) filed on April 28, 1998.

(2) Fund Bylaws or Instruments corresponding thereto (Rules and Regulations) as amended March 6, 2006 incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 002-26342) filed on April 19, 2006.

(3) Custody Agreement dated August 31, 2007 between Lincoln National Variable Annuity Fund A, The Lincoln National Life Insuarnce Company, and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 66 (File No. 2-25618) filed on April 23, 2008.

(4) (a) Investment Advisory Contract incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 2-26342) filed on April 28, 1998.

    (b) Sub-Advisory Agreement between Vantage Investment Advisers and The Lincoln National Life Insurance Company effective January 1, 2001 incorporated herein by reference to Post-Effective Amendment No. 53 (File No. 2-26342) filed on April 8, 2003.

    (c) Inter-Series Transfer Agreement Investment Advisory Agreement between Vantage Investment Advisers and Delaware Management Company (DMC) effective May 1, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 (File No. 2-26342) filed on April 8, 2003.

(5) Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. dated May 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on Form N-4 on December 18, 2007.

(6) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 2-26342) filed on April 28, 1998.

(7) Application incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 2-26342) filed on April 28, 1998.

(8) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 9 on Form N-4 (File No. 33-27783) filed on December 5, 1996.

(9)  Not Applicable

(10) Not Applicable

(11)(a) Fund Accounting and Financial Administration Services Agreement dated October 1, 2007 between Lincoln National Variable Annuity Fund A, The Lincoln National Life Insurance Company, and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 66 (File No. 2-25618) filed on April 23, 2008.

    (b) Fund Accounting and Financial Administration Oversight Agreement dated October 1, 2007 between Lincoln National Variable Annuity Fund A, The Lincoln National Life Insurance Company, and Delaware Service Company, Inc. incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on Form N1-A on April 15, 2008.

(12) Opinion and Consent of Counsel Robert H. Carpenter, Esquire incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 2-26342) filed on April 28, 1998.

(13) Consent of Independent Registered Public Accounting Firm filed herein as
     Exhibit 29(b)(13).

(14) Not Applicable

(15) Not Applicable

(16)(a) Code of Ethics for Lincoln National Variable Annuity Fund A dated Novemnber 12, 2007 incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on Form N1-A on April 15, 2008.

    (b) Code of Ethics for The Lincoln National Life Insurance Company dated February 2005 incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 2-26342) filed on April 29, 2005.

    (c) Code of Ethics for Delaware Investments incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on Form N1-A on April 15, 2008.

    (d) Code of Ethics for Lincoln Financial Distributors effective October 2007 incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 33-70742) filed on Form N1-A on April 18, 2008.

(17) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-139960) filed on Form N-6 on April 1, 2008.

(18) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-04999) filed on Form N-4 on April 4, 2008.

Item 30. Directors and Officers of the Insurance Company

     The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Fund A as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -----------------------------------------------
Michael J. Burns****          Senior Vice President
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen****             Senior Vice President and Director
See Yeng Quek*****            Senior Vice President, Chief Investment Officer
                              and Director
Dennis L. Schoff **           Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***   Principal business address is 350 Church Street, Hartford, CT 06103

****  Principal business address is 100 North Greene Street, Greensboro, NC
      27401

***** Principal business address is One Commerce Square, 2005 Market Street,
      39th Floor, Philadelphia, PA 19103-3682

This list is also designed to satisfy the requirements of Item 34.

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

     See Exhibit 18: Organizational Chart of the Lincoln National Insurance Holding Company System. The Registrant is a segregated account established pursuant to Indiana Law, and thus does not appear on the chart.

Item 32. Number of Contractowners

As of February 29, 2008 there were 5,033 contractowners under Fund A.

Item 33. Indemnification

     (a) Brief description of indemnification provisions incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 2-25618) filed on April 28, 1998.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933 incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 2-25618) filed on April 28, 1998.

Item 34. Business and Other Connections of Investment Adviser

The Lincoln National Life Insurance Company, the Investment Adviser, is principally engaged in the sale of life insurance, annuities, and related products and services.

Information concerning other activities of certain directors and officers of The Lincoln National Life Insurance Company is set out in Item 30 above.

Item 35. Principal Underwriter

     (a) Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) For a listing of Officers and Directors of Lincoln Life, see Item 25. The Officers and Directors of LFD are listed below:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Terrence Mullen*           Chief Executive Officer, President and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Frederick J. Crawford*     Director
Dennis R. Glass*           Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Marilyn K. Ondecker***     Secretary

* Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103

** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

***  Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c)  Not applicable.

Item 36. Location of Accounts and Records

     All accounts, books, and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the adviser, The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802; the sub-adviser, Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103; and the Fund's custodian, Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258. Also accounts, books, and other documents are maintained by Mellon Bank, N.A. (the Fund's accounting services provider), 135 Santilli Highway, Everett, Massachusetts 02149-1950; and Delaware Service Company, Inc. (the Fund's accounting services oversight provider), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 37. Management Services

     Not applicable.

Item 38. Undertakings

(a)  Not applicable.
(b) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(c) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or a similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
(d) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

Item 39. Texas ORP

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 60 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 23rd day of April, 2008.

     Lincoln National Variable Annuity Fund A (Registrant)
     By:/s/ Kelly D. Clevenger
        ------------------------------------
        Kelly D. Clevenger
        President
                                       (Title)
     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
     (Insurance Company)
     By:/s/ John D. Weber
        ------------------------------------
        John D. Weber
        (Signature-Officer of Insurance Company)
        Second Vice President, The Lincoln National Life Insurance
        Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 23, 2008.

Signature                         Title
*                                 President and Director
------------------------------
                                  (Principal Executive Officer)
Dennis R. Glass
*                                 Chief Financial Officer and Director
------------------------------
                                  (Principal Accounting Officer and Principal
                                  Financial Officer)
Frederick J. Crawford
*                                 Senior Vice President
------------------------------
Michael J. Burns
*                                 Senior Vice President and Director
------------------------------
Mark E. Konen
*                                 Senior Vice President and Director
------------------------------
Westley V. Thompson
*                                 Vice President and Director
------------------------------    ------------------------------------
Keith J. Ryan
*                                 Senior Vice President, Chief Investment
                                  Officer and Director
------------------------------
See Yeng Quek
*By:/s/ Kelly D. Clevenger        Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger

Exhibit Index
-------------
29(b)(13)       Consent of Independent Registered Public Accounting Firm